Exhibit 10.1

[NO APPRECIATION LIMIT]

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee's Name and Address:

You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan"), and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number
Date of Award
Vesting Commencement Date
Exercise Price per Share [(*)]	$
Total Number of Shares Subject to the Option (the "Shares")
Total Exercise Price	$
Type of Option		Incentive Stock Option
Non-Qualified Stock Option
Expiration Date

Post-Termination Exercise Period: Three (3) Months, subject to an extended Post-Termination Exercise period that may apply upon a termination of the Grantee’s Continuous Service under the circumstances set forth in Section 6, 7, or 8 of the Option Agreement.

Vesting Schedule:

Subject to the Grantee's Continuous Service through the vesting dates set forth below and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60 of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Essex Property Trust, Inc.,
a Maryland corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND THE OPTION AGREEMENT, AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THE OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. THE GRANTEE HAS REVIEWED THIS NOTICE, THE PLAN, AND THE OPTION AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS NOTICE, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT. THE GRANTEE HEREBY AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT SHALL BE RESOLVED BY THE ADMINISTRATOR IN ACCORDANCE WITH SECTION 13 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO THE VENUE SELECTION AND WAIVER OF A JURY TRIAL IN ACCORDANCE WITH SECTION 14 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED IN THIS NOTICE.

Dated:	Signed:
Grantee

[NO APPRECIATION LIMIT]

Award Number: ___________

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN
STOCK OPTION AWARD AGREEMENT

1.             Grant of Option. Essex Property Trust, Inc., a Maryland corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan"), all of which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non- Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

2.	Exercise of Option.

(a)            Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Change in Control.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)            Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator.  The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price.  The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3, below.

(c)            Taxes.  Regardless off any action the Company or any Related Entity takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or a Related Entity.  The Grantee further acknowledges that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant or vesting of the Option, the issuance of Shares under the Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, the Grantee hereby authorizes the Company or its agent, at the Company’s discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods:

(i)            withholding from wages or other cash compensation otherwise payable to the Grantee by the Company or the Company’s employer (if different); and/or

(ii)           withholding from the proceeds of the sale of Shares acquired upon exercise of the Option, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); and/or

(iii)          withholding in Shares to be issued upon exercise of the Option.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.
2

3.              Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a)            cash;

(b)           check;

(c)            surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

(d)            payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.             Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

5.             Termination or Change of Continuous Service.

(a)            In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period (set forth in the Notice), exercise the portion of the Option that was vested at the date of such termination (the "Termination Date").  In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service.  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.

(b)            In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, then, unless otherwise required by law, the Option shall remain in place and vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.  Except as provided in Sections 6, 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.
3

(c)            Leave of Absence.  During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days.  For purposes of an Incentive Stock Option, in the case of any leave of absence exceeding three months where reemployment upon expiration of the leave is not guaranteed by statute or contract, the Incentive Stock Option shall be treated as a Non-Statutory Stock Option on the date three months and one day following the date that the leave of absence exceeds three months.  Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.  The Vesting Schedule of the Option shall be extended by the length of the suspension.

6.            Retirement of Grantee.  If the Grantee’s Continuous Service terminates at a time when the Grantee’s combined age and years of Continuous Service is equal to or greater than 68, then the Grantee may, but only within the period ending on the third anniversary of the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested as of the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  If the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.

7.             Disability of Grantee.  In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

8.            Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months from the date of death (but in no event later than the Expiration Date).  To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.
4

9.            Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company or any Related Entity.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10.          Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11.           Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.          Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13.          Administration and Interpretation. The grant of the Option, the vesting of the Option and the issuance of Shares upon exercise of the Option are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.
5

14.          Venue and Waiver of Jury Trial. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.          Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

16.          Adjustments.  The number and type of Shares subject to the Option and exercise price Option is subject to adjustment as provided in Section 10 of the Plan.  The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.

17.          Restrictions on Resale.  The Grantee hereby agrees not to sell any Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as the Grantee’s Continuous Service continues and for such period of time after the termination of the Grantee’s Continuous Service as the Company may specify.

18.          Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.

19.          Severability.  Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
6

20.          No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying Shares.  The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

21.          Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

22.          Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23.          Amendments.  The Company may amend this Agreement at any time, provided that no such amendment shall be made without the Grantee’s consent if such action would materially diminish any of the Grantee’s rights under this Agreement.  The Company reserves the right to impose other requirements on the Option and the Shares acquired upon vesting of the Option, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Grantee resides pertaining to the issuance or sale of the Shares or to facilitate the administration of the Plan.

24.          Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

25.          Waiver.  The Grantee acknowledges that a waiver by the Company of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other person.

26.          Recovery of Erroneously Awarded Compensation.  If the Grantee is now or hereafter subject to any policy providing for the recovery of Awards, Shares, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, and any Shares issuable upon the exercise of the Option or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

END OF AGREEMENT
7

EXHIBIT A

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN

EXERCISE NOTICE

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, California 94303

Attention: Secretary

1.              Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Essex Property Trust, Inc. (the "Company") under and pursuant to the Company's 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan") and the [  ] Incentive [  ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.              Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.              Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4.              Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3 of the Option Agreement.

5.              Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6.              Taxes. The Grantee agrees to satisfy all applicable United States federal, state, local and non-U.S. income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any United States federal, state, local or non-U.S. income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

7.              Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.              Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

9.              Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.           Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.           Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.  In addition, the Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan, or future Options that may be granted under the Plan, by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

12.           Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
A-2

13.           Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	ESSEX PROPERTY TRUST, INC.
By:
Title:
(Signature)

Address:	Address:

925 EAST MEADOW DRIVE
PALO ALTO, CALIFORNIA 94303

A-3

[APPRECIATION LIMIT]
ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN
NOTICE OF STOCK OPTION AWARD

Grantee's Name and Address:

You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan"), and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number
Date of Award
Vesting Commencement Date
Exercise Price per Share [(*)]	$
Total Number of Shares Subject to the Option (the "Shares")
Total Exercise Price	$
Type of Option		Incentive Stock Option
Non-Qualified Stock Option
Expiration Date

Post-Termination Exercise Period: Three (3) Months, subject to an extended Post-Termination Exercise period that may apply upon a termination of the Grantee’s Continuous Service under the circumstances set forth in Section 6, 7, or 8 of the Option Agreement.

* An amount in addition to the Exercise Price will become payable if the Fair Market Value of the Shares on date of exercise exceeds the Exercise Price per Share by more than $100 as set forth in Section 2 (c) of the Option Agreement.

Vesting Schedule:

Subject to the Grantee's Continuous Service through the vesting dates set forth below and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60 of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date thereafter.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

Essex Property Trust, Inc.,
a Maryland corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND THE OPTION AGREEMENT, AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THE OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. THE GRANTEE HAS REVIEWED THIS NOTICE, THE PLAN, AND THE OPTION AGREEMENT IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS NOTICE, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT. THE GRANTEE HEREBY AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS NOTICE, THE PLAN AND THE OPTION AGREEMENT SHALL BE RESOLVED BY THE ADMINISTRATOR IN ACCORDANCE WITH SECTION 13 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO THE VENUE SELECTION AND WAIVER OF A JURY TRIAL IN ACCORDANCE WITH SECTION 14 OF THE OPTION AGREEMENT. THE GRANTEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED IN THIS NOTICE.

Dated:	Signed:
Grantee

[APPRECIATION LIMIT]

Award Number: ___________

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN

STOCK OPTION AWARD AGREEMENT

1.            Grant of Option. Essex Property Trust, Inc., a Maryland corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice, and payment of, if applicable, the Purchase Price Supplement (as defined below, and collectively with the Exercise Price, the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and the Company's 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan"), all of which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non- Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.

2.            Exercise of Option.

(a)            Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement.  The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Change in Control.  The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)            Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator.  The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price.  The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3, below.

(c)            Purchase Price Supplement.  If, at the time of exercise of the Option, the Fair Market Value of a share of Common Stock exceeds the Exercise Price per Share by more than $100 (the “$100 Spread”), then an amount equal to the amount by which the Fair Market Value of a share of Common Stock exceeds the $100 Spread shall be payable to the Company in addition to the Exercise Price per Share (the “Purchase Price Supplement”).

(d)            Taxes.  Regardless off any action the Company or any Related Entity takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or a Related Entity.  The Grantee further acknowledges that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant or vesting of the Option, the issuance of Shares under the Option, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends and/or any dividend equivalents; and (2) does not commit to and is under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, the Grantee hereby authorizes the Company or its agent, at the Company’s discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods:

(i)              withholding from wages or other cash compensation otherwise payable to the Grantee by the Company or the Company’s employer (if different); and/or

(ii)            withholding from the proceeds of the sale of Shares acquired upon exercise of the Option, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); and/or

(iii)            withholding in Shares to be issued upon exercise of the Option.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

3.             Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:

(a)             cash;

(b)            check;

(c)            surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised; or

(d)            payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

4.             Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

5.             Termination or Change of Continuous Service.

(a)            In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period (set forth in the Notice), exercise the portion of the Option that was vested at the date of such termination (the "Termination Date").  In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee's Continuous Service.  In no event, however, shall the Option be exercised later than the Expiration Date set forth in the Notice.

(b)            In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, then, unless otherwise required by law, the Option shall remain in place and vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status; provided, however, that with respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.  Except as provided in Sections 6, 7 and 8 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

(c)            Leave of Absence.  During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days.  For purposes of an Incentive Stock Option, in the case of any leave of absence exceeding three months where reemployment upon expiration of the leave is not guaranteed by statute or contract, the Incentive Stock Option shall be treated as a Non-Statutory Stock Option on the date three months and one day following the date that the leave of absence exceeds three months.  Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity.  The Vesting Schedule of the Option shall be extended by the length of the suspension.

6.             Retirement of Grantee.  If the Grantee’s Continuous Service terminates at a time when the Grantee’s combined age and years of Continuous Service is equal to or greater than 68, then the Grantee may, but only within the period ending on the third anniversary of the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested as of the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  If the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.

7.             Disability of Grantee.  In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (but in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such Disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date.  To the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.  Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

8.             Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee's termination of Continuous Service as a result of his or her Disability, the person who acquired the right to exercise the Option pursuant to Section 9 may exercise the portion of the Option that was vested at the date of termination within twelve (12) months from the date of death (but in no event later than the Expiration Date).  To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

9.             Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Following the death of the Grantee, the Option, to the extent provided in Section 8, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The Option may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance of the Option shall be void and unenforceable against the Company or any Related Entity.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and transferees of the Grantee.

10.          Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

11.            Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.          Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13.          Administration and Interpretation. The grant of the Option, the vesting of the Option and the issuance of Shares upon exercise of the Option are subject to, and shall be administered in accordance with, the provisions of the Plan, as the same may be amended from time to time.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

14.          Venue and Waiver of Jury Trial. The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.          Tax Consequences for Exercise After Per Share Fair Market Value Exceeds $100 Spread.  The Grantee hereby acknowledges that he or she shall be solely responsible for any adverse tax consequences that may arise if the Grantee elects to exercise the Option at any time after the date that the Fair Market Value of a share of Common Stock exceeds the Exercise Price Per Share by an amount that would exceed the $100 Spread (as contemplated under Section 2(c) hereof).

16.          Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

17.          Adjustments.  The number and type of Shares subject to the Option and exercise price Option is subject to adjustment as provided in Section 10 of the Plan.  The Grantee shall be notified of such adjustment and such adjustment shall be binding upon the Company and the Grantee.

18.          Restrictions on Resale.  The Grantee hereby agrees not to sell any Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as the Grantee’s Continuous Service continues and for such period of time after the termination of the Grantee’s Continuous Service as the Company may specify.

19.          Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.

20.          Severability.  Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

21.          No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying Shares.  The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

22.          Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

23.          Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24.          Amendments.  The Company may amend this Agreement at any time, provided that no such amendment shall be made without the Grantee’s consent if such action would materially diminish any of the Grantee’s rights under this Agreement.  The Company reserves the right to impose other requirements on the Option and the Shares acquired upon vesting of the Option, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Grantee resides pertaining to the issuance or sale of the Shares or to facilitate the administration of the Plan.

25.          Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

26.          Waiver.  The Grantee acknowledges that a waiver by the Company of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other person.

27.          Recovery of Erroneously Awarded Compensation.  If the Grantee is now or hereafter subject to any policy providing for the recovery of Awards, Shares, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, and any Shares issuable upon the exercise of the Option or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

END OF AGREEMENT

EXHIBIT A

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN
EXERCISE NOTICE

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, California 94303

Attention: Secretary

1.             Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Essex Property Trust, Inc. (the "Company") under and pursuant to the Company's 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan") and the [  ] Incentive [  ] Non-Qualified Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.             Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.             Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

4.             Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3 of the Option Agreement.

5.             Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

6.             Taxes. The Grantee agrees to satisfy all applicable United States federal, state, local and non-U.S. income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any United States federal, state, local or non-U.S. income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

7.             Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

8.             Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

9.             Administration and Interpretation. The Grantee hereby agrees that any question or dispute regarding the administration or interpretation of this Exercise Notice shall be submitted by the Grantee or by the Company to the Administrator. The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

10.          Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.          Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.  In addition, the Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan, or future Options that may be granted under the Plan, by electronic means or to request the Grantee’s consent to participate in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

12.          Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
A-2

13.          Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:
GRANTEE:	ESSEX PROPERTY TRUST, INC.
By:
Title:
(Signature)

Address:	Address:

925 EAST MEADOW DRIVE
PALO ALTO, CALIFORNIA 94303

A-3

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD AND INCENTIVE COMPENSATION PLAN
NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:

You (the “Grantee”) have been granted an award of restricted stock consisting of shares of the Common Stock of Essex Property Trust, Inc. (the “Company”).  This grant is subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), the Restricted Stock Award Agreement (the “Agreement”) attached hereto, and the Essex Property Trust, Inc. 2013 Stock Award and Incentive Compensation Plan (the “Plan”).  Unless otherwise defined herein, the capitalized terms in the Plan shall have the same defined meaning as in this Notice.

Award Number
Grant Date
Vesting Commencement Date
Total Number of Shares of Common Stock subject to the Restricted Stock Award (the “Restricted Shares”)

Vesting Schedule:

Subject to the Grantee’s Continuous Service through the vesting dates set forth below and any other limitations set forth in this Notice, the Agreement and the Plan, the Restricted Shares shall vest and no longer be subject to forfeiture in accordance with the vesting schedule set forth below:

20% of the Restricted Shares subject to the Award shall vest twelve months following the Vesting Commencement Date, and an additional 20% of the Restricted Shares subject to the Award shall vest on each anniversary thereafter, such that that the Award shall be fully vested on the fifth anniversary of the Vesting Commencement Date.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice and the Agreement.

Essex Property Trust, Inc.,
a Maryland corporation

By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE RESTRICTED SHARES SUBJECT TO THE AWARD SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE AWARD OR ACQUIRING RESTRICTED SHARES HEREUNDER).  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR A RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

THE GRANTEE ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND THE AGREEMENT, AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THE AWARD SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF.  THE GRANTEE HAS REVIEWED THIS NOTICE, THE AGREEMENT AND THE PLAN IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS NOTICE, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS NOTICE, THE AGREEMENT AND THE PLAN.  THE GRANTEE HEREBY AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS NOTICE, THE AGREEMENT AND THE PLAN SHALL BE RESOLVED BY THE ADMINISTRATOR IN ACCORDANCE WITH SECTION 12 OF THE AGREEMENT. THE GRANTEE FURTHER AGREES TO THE VENUE SELECTION AND WAIVER OF A JURY TRIAL IN ACCORDANCE WITH SECTION 14 OF THE AGREEMENT.  THE GRANTEE FURTHER AGREES TO NOTIFY THE COMPANY UPON ANY CHANGE IN THE RESIDENCE ADDRESS INDICATED IN THIS NOTICE.

Dated:	Signed:
Grantee

Award Number: ___________

ESSEX PROPERTY TRUST, INC.
2013 STOCK AWARD INCENTIVE AND COMPENSATION PLAN

RESTRICTED STOCK AWARD AGREEMENT

1.            Grant of Restricted Shares.  Essex Property Trust, Inc., a Maryland corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Restricted Stock Award (the "Notice"), an award (the “Award”) of the number of shares of Common Stock set forth in the Notice (the “Restricted Shares”), subject to the terms and provisions of the Notice, this Restricted Stock Award Agreement (the "Agreement") and the Company's 2013 Stock Award and Incentive Compensation Plan, as amended from time to time (the "Plan"), all of which are incorporated herein by reference.  Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

2.            Consideration.  The Restricted Shares have been issued to the Grantee in consideration for prior service with the Company.

3.            Conditions and Restrictions.

(a)        Vesting.  Subject to the conditions and restrictions of this Section 3, the Restricted Shares shall vest if at all, and no longer be subject to forfeiture in accordance with the Vesting Schedule set forth in the Notice above.  Vesting shall only occur during the period of the Grantee's Continuous Service.  Vesting shall cease upon the date of termination of the Grantee’s Continuous Service for any reason (including death or disability).  In the event the Grantee’s Continuous Service is terminated for any reason, any Restricted Shares held by the Grantee that have not vested shall be forfeited immediately as of such termination of Continuous Service and be deemed reconveyed to the Company, and the Company shall thereafter be the legal and beneficial owner of the Restricted Shares and shall have all rights and interest in or related thereto without further action by the Grantee.

(b)            Leave of Absence.  During any authorized leave of absence, the continued vesting of the Restricted Shares as provided in the Vesting Schedule set forth in the Notice above shall, unless otherwise required by law, be suspended after such leave exceeds a period of ninety (90) days.  Vesting of the Restricted Shares shall resume upon the Grantee’s termination of the leave of absence and return to active service with the Company or a Related Entity.  The Vesting Schedule of the Award shall be extended by the length of the suspension.

(c)            Change in Status.  In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, then, unless otherwise required by law, vesting of the Award shall continue only to the extent determined by the Administrator as of such change in status.

(d)            Transfer Restrictions.  Unless and until the Restricted Shares granted to the Grantee hereunder become vested pursuant to the Vesting Schedule set forth in the Notice they may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee.  Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded.

4.            Issuance of Restricted Shares.  Unless and until the Restricted Shares have vested in the manner set forth in Section 3 above, such Restricted Shares will be issued by the Company and registered in the Grantee’s name on the stock transfer books of the Company.  Such Restricted Shares shall remain in the physical custody of the Company or its designee at all times unless and until the Restricted Shares have vested and all other terms and conditions in this Agreement have been satisfied.  Only whole shares of Common Stock shall be issued.

5.            Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Common Stock shall have been so transferred.

6.            Shareholder Rights.  Subject to the restrictions set forth in the Plan and the Agreement, Grantee shall possess all the rights and privileges of a Shareholder of the Company for all the Restricted Shares (whether vested or not) while the Award is subject to stop-transfer instructions, or otherwise held by the Company or its designee, including the right to vote and receive dividends with respect to the Restricted Shares less any applicable withholding obligations.

7.            Withholding of Taxes.  Regardless off any action the Company or any Related Entity takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or a Related Entity.  The Grantee further acknowledges that the Company (1) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Restricted Shares and the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends; and (2) does not commit to and is under no obligation to structure the terms of the Award or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result.

Prior to any relevant taxable or tax withholding event, as applicable, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items.  In this regard, the Grantee hereby authorizes the Company or its agent, at the Company’s discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following methods:

(i)	withholding from wages or other cash compensation otherwise payable to the Grantee by the Company or the Company’s employer (if different); and/or

(ii)	withholding from the proceeds of the sale of shares of Common Stock upon vesting of the Restricted Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization); and/or

(iii)	withholding in shares of Common Stock subject to the Award.
2

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares.  If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Grantee will be deemed to have been issued the full number of Shares subject to the vested portion of the Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

8.            Stop-Transfer Notices.  In order to ensure compliance with the restrictions on transfer set forth in this Agreement and the Notice, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

9.            Additional Conditions to Issuance of Shares of Common Stock.  If at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares  of Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to Grantee (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company.  The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

10.          Entire Agreement: Governing Law.  The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.  Nothing in the Notice, the Plan and this Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.  The Notice, the Plan and this Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.  Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.          Headings. The captions used in the Notice and this Agreement are inserted for convenience and shall not be deemed a part of the Award for construction or interpretation.
3

12.          Administration and Interpretation.  The grant of the Award and the vesting of the Restricted Shares shall be administered in accordance with the provisions of the Plan, as the same may be amended from time to time.  Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Agreement shall be submitted by the Grantee or by the Company to the Administrator.  The resolution of such question or dispute by the Administrator shall be final and binding on all persons.

13.          Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

14.          Venue and Waiver of Jury Trial.  The parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the Northern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Santa Clara) and that the parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.          Notices.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

16.          Restrictions on Resale.  The Grantee hereby agrees not to sell any Shares at a time when Applicable Laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as the Grantee’s Continuous Service continues and for such period of time after the termination of the Grantee’s Continuous Service as the Company may specify.

17.          Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assign.

18.          Severability.  Should any provision of the Notice, the Plan or this Agreement be determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
4

19.          No Advice Regarding Grant.  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying Shares.  The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.

20.          Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Grantee hereby consents to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21.          Imposition of Other Requirements.  The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

22.          Amendments.  The Company may amend this Agreement at any time, provided that no such amendment shall be made without the Grantee’s consent if such action would materially diminish any of the Grantee’s rights under this Agreement.  The Company reserves the right to impose other requirements on the Award and the shares of Common Stock subject to the Award, to the extent the Company determines it is necessary or advisable under the laws of the country in which the Grantee resides pertaining to the issuance or sale of the shares of Common Stock or to facilitate the administration of the Plan.

23.          Counterparts.  For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

24.          Waiver.  The Grantee acknowledges that a waiver by the Company of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other person.

25.          Recovery of Erroneously Awarded Compensation.  If the Grantee is now or hereafter subject to any policy providing for the recovery of Awards, shares of Common Stock, proceeds or payments to the Grantee in the event of fraud or other circumstances, then this Award, and any shares of Common Stock subject to the Award or proceeds therefrom, are subject to potential recovery by the Company under the circumstances provided under such policy as may be in effect from time to time.

END OF AGREEMENT
5

Submitted by:	Accepted by:
GRANTEE:	ESSEX PROPERTY TRUST, INC.
By:
Title:
(Signature)

Address:	Address:

925 East Meadow Drive
Palo Alto, California 94303

6